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                                  EXHIBIT 32.1



SECTION 906 CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER OF DIGICURVE, INC.

In connection with the accompanying Annual Report on Form 10-KSB of DigiCurve, Inc. for the fiscal year ended ended February 28, 2007, the undersigned, John Paul Erickson, President and principal financial officer of DigiCurve, Inc., does hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) such Annual Report on Form 10-KSB for the fiscal year ended February 28, 2007 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in such Annual Report on Form 10-KSB for the fiscal ended February 28, 2007 fairly presents, in all material respects, the financial condition and results of operations of DigiCurve, Inc.

Date: June 7, 2007

                                      /s/ John Paul Erickson
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                                      John Paul Erickson
                                      President and principal financial officer











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